SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) August 21, 2006.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
----------------------------  ------------  -------------------
(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On August 21, 2006, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION DECLARES 1-FOR-2000 REVERSE STOCK SPLIT FOLLOWED IMMEDIATELY BY 100-FOR-1 FORWARD STOCK SPLIT."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION DECLARES 1-FOR-2000 REVERSE STOCK SPLIT FOLLOWED IMMEDIATELY BY 100-FOR-1 FORWARD STOCK SPLIT."




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

August 21, 2006





Exhibit 99.1

                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release:  Monday, August 21, 2006


                       THE AMERICAN EDUCATION CORPORATION
                     DECLARES 1-FOR-2000 REVERSE STOCK SPLIT
              FOLLOWED IMMEDIATELY BY 100-FOR-1 FORWARD STOCK SPLIT

     Oklahoma City, Oklahoma --- The American Education Corporation today announced that the 1-for-2,000 reverse stock split (the "Reverse Split") which was approved by the Company's board of directors on June 15, 2005 will become effective at the close of business on September 1, 2006 (the "Effective Date"). September 1, 2006 will also be the record date for the Reverse Split.

     As a result of the Reverse Split, on the Effective Date each holder of common stock will receive one share for each 2,000 shares they hold immediately prior to the Effective Date. Those stockholders who, immediately following the Reverse Split, would hold only a fraction of a share of the Company's common stock will, in lieu thereof, be paid an amount, in cash, equal to $1,100 times such fraction of a share (or $0.55 per share of pre-Reverse Split common stock) and will no longer be stockholders of the Company. Stockholders who receive cash in lieu of fractional shares will be entitled to dissenters' appraisal rights for the "fair value" of their fractional share under Nevada law.

     Immediately after the completion of the 1-for-2,000 Reverse Split, the Company will conduct a 100-for-1 forward stock split for those stockholders who, following the Reverse Split, continue to hold at least one (1) whole share of Company common stock (the "Forward Split"). September 1, 2006 will also be the record date and the Effective Date for the Forward Split. The Company will not issue any fractional shares of stock as a result of the Forward Split. Each stockholder who would otherwise be entitled to a fractional share of common stock of the Company following the Forward Split will, in lieu thereof, be paid an amount in cash equal to $11.00 per share multiplied by such fraction.

     As soon as practicable after the Effective Date, the Company's exchange agent, UMB Bank, n.a., will mail letters of transmittal to the Company's stockholders on the Effective Date, which will describe the procedures for surrendering stock certificates in exchange for cash consideration or for a new certificate representing the Company's shares post-Reverse Split and Forward Split. In order to receive the cash consideration or a new stock certificate, holders of the Company's stock certificates must deliver their stock certificates and a properly completed letter of transmittal to the Company's exchange agent, UMB Bank, n.a., Securities Transfer Division, 928 Grand Blvd., 5th Floor, Kansas City, MO 64106. Upon receipt of the stock certificates and properly completed letters of transmittal, the exchange agent will, within approximately 20 business days, make the appropriate cash payment and, where applicable, deliver the new stock certificates to the remaining stockholders of the Company. No interest will accrue on the cash consideration payable pursuant to the terms of the Reverse Split or the Forward Split.

     Following the consummation of the Reverse Split and the Forward Split, the Company will have less than 300 stockholders of record and intends to file a Form 15 with the Securities and Exchange Commission electing to terminate the registration of its common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Upon termination of its registration pursuant to Section 12(g) of the Exchange Act, the Company will cease filing the reports required by the Exchange Act.

     The Company's Java-based technology, the A+nyWhere Learning System Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options and support Windows, UNIX and Macintosh platforms. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the GoKnow's, Internet accessible science curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 12,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer, the Company's diagnostic, prescriptive test and online, postsecondary developmental curriculum offering, is aligned to ACCUPLACER On-Line, the leading college admissions test for students requiring developmental support to enroll in full credit secondary coursework in mathematics, reading, algebra and writing.

ACCUPLACER and ACCUPLACER On-Line are either trademarks or registered trademarks owned by the College Entrance Examination Board, New York, NY.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "if," "may," "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.



                   THE AMERICAN EDUCATION CORPORATION
                   ----------------------------------
                        7506 BROADWAY EXTENSION
                        -----------------------
                        OKLAHOMA CITY, OK 73116
                        -----------------------
                             1-800-34APLUS
                             -------------
                            www.amered.com
                            --------------


                                                                    Pre06-04